                                                                   EXHIBIT 10.25

                                    Form of
                                NET2PHONE, INC.
                            STOCK OPTION AGREEMENT

     This STOCK OPTION AGREEMENT is entered into on May 17, 1999, by and between Net2Phone, Inc., a Delaware corporation (the "Company"), and _____________ (the "Employee").

     WHEREAS, the Company has adopted the Net2Phone, Inc. 1999 Stock Option and Incentive Plan (the "Plan"); and

     WHEREAS, the company desires to grant to the Employee options under the Plan to acquire an aggregate of _________ shares of common stock of the Company, par value $.01 per share (the "Stock"), on the terms set forth herein and in the Plan.

     NOW, THEREFORE, the parties hereby agree as follows:

     1.  Definitions.  Capitalized terms not otherwise defined herein shall
         -----------
have the meanings set forth in the Plan.

     2.  Grant of Options.  The Employee is hereby granted [Incentive Stock
         ----------------
Options] [Nonqualified Stock Options] (the "Options") to purchase an aggregate of __________ shares of Stock, pursuant to the terms of this Agreement and the provisions of the Plan.

     3.  Term.  The term of the Options (the "Option Term") shall be for ten
         ----
(10) years from the date of this Agreement.

     4.  Option Price.  The initial exercise price per share of the Options
         ------------
shall be $_____, subject to adjustment as provided in the Plan.

     5.  Conditions to Exercisability.  The Options shall become vested and
         ----------------------------
exercisable ____% immediately, ____% on the 1st anniversary, ____% on the 2nd anniversary and ____% on the third anniversary of the date of this Agreement if the Employee continues to be in the employ of, or maintains a director or consultant relationship with, the Company or any Related Entity. The terms and conditions set forth in the Plan, including, without limitation, the provisions relating to the termination of Employee's employment or other relationship with the Company or a Related Entity, are hereby incorporated by reference in this Agreement.

     6.  Withholding Taxes.  No later than the date on any Tax Event, the
         -----------------
Employee will pay to the Company or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the Tax Event. Alternatively, solely to the extent permitted or required by law, the Company may deduct the amount of any federal, state or local taxes of any kind required by law to be withheld upon the Tax Event from any payment of any kind due to the Employee. The withholding obligation may be satisfied by the withholding or delivery of Common Stock.

     7.  Corporate Transaction; Change in Control; Related Entity Disposition.
         --------------------------------------------------------------------

         (a)  Corporate Transaction.  In the event of a Corporate Transaction
              ---------------------
occurring after the Company's Initial Public Offering, each of the Options covered by this Agreement shall automatically become fully vested and exercisable immediately prior to the specified effective date of such Corporate Transaction. Effective upon the consummation of the Corporate Transaction, all of the Options covered by this Agreement that have not been exercised shall terminate. However, all such awards shall not terminate if the Options are, in connection with the Corporate Transaction, assumed by the successor corporation or Parent thereof.

         (b)  Change In Control.  In the event of a Change in Control (other
              -----------------
than a Change in Control which is also a Corporate Transaction) occurring after the Company's Initial Public Offering, each of the Options covered by this Agreement which is at the time outstanding automatically shall become fully vested and exercisable, immediately prior to the specified effective date of such Change in Control.

         (c)  Related Entity Disposition.  The Continuous Service of the
              --------------------------
Employee (if the Employee is primarily engaged in service to a Related Entity at the time that the Company is involved in a Related Entity Disposition occurring after the Company's Initial Public Offering) shall terminate effective upon the consummation of such Related Entity Disposition, and each of the Options covered by this Agreement shall become fully vested and exercisable upon such Related Entity Disposition. The Continuous Service of the Employee shall not be deemed to terminate if an outstanding Option is assumed by the surviving corporation or its parent entity in connection with a Related Entity Disposition. For purposes of this paragraph, the term "Related Entity Disposition" means the sale, distribution or other disposition by the Company of all or substantially all of the Company's interest in any Related Entity effected by a sale, merger or consolidation or other transaction involving such Related Entity or the sale of all or substantially all of the assets of such Related Entity.

     8.  Entire Agreement.  This Agreement and the Plan contain all of the
         ----------------
understandings between the parties hereto pertaining to the matters referred to herein, and supersedes all undertakings and agreements, whether oral or in writing, previously entered into by them with respect thereto. The Employee represents that, in executing this Agreement, he does not rely and has not relied upon any representation or statement not set forth herein made by the Company with regard to the subject matter of this Agreement or otherwise.

     9.  Amendment or Modification, Waiver.  No provision of this Agreement may
         ---------------------------------
be amended or waived unless such amendment or waiver is agreed to in writing, signed by the Employee and by a duly authorized officer of the Company. No waiver by any party hereto of any breach by another party hereto of any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of a similar of dissimilar condition or provision at the same time, any prior time or any subsequent time.

     10. Notices.  Each notice relating to this Agreement shall be in writing
         -------
and delivered in person or by certified mail to the proper address. All notices to the Company shall be addressed to it at:

          Net2Phone, Inc.
          171 Main Street
          Hackensack, New Jersey  07601
          Attention:  Options Administrator

All notices to the Employee or other person or persons then entitled to exercise the Options shall be addressed to the Employee or such other person or persons at:

          ________________________________________
          ________________________________________
          ________________________________________

Anyone to whom a notice may be given under this Agreement may designate a new address by notice to such effect.

     11.  Severability.  If any provision of this Agreement or the application
          ------------
of any such provision to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid and unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstances other than those to which it is so determined to be invalid and unenforceable, shall not be affected thereby, and each provision hereof shall be validated and shall be enforced to the fullest extent permitted by law.

     12.  Governing Law.  This Agreement shall be construed and governed in
          -------------
accordance with the laws of the state of Delaware, without regard to principles of conflicts of laws.

     13.  Headings.  All descriptive headings of sections and paragraphs in this
          --------
Agreement are intended solely for convenience, and no provision of this Agreement is to be construed by reference to the heading of any section or paragraph.

     14.  Construction.  This Agreement is made under and subject to the
          ------------
provisions of the Plan, and all of the provisions of the Plan are hereby incorporated herein as provisions of this Agreement. If there is a conflict between the provisions of this Agreement and the provisions of the Plan, the provisions of the Agreement shall govern. By signing this Agreement, the Employee confirms that he has received a copy of the Plan and has had an opportunity to review the contents thereof.

     15.  Counterparts.  This Agreement may be executed in counterparts, each of
          ------------
which shall be deemed to be an original but both of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by an authorized officer and the Employee has hereunto set his hand all as of the date first above written.

                              NET2PHONE, INC.

                              By: ______________________________________
                                  Name:
                                  Title:

                              Employee:   ______________________________
                              Name:    _________________________________
                              Telephone:  ______________________________